UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200-3650 Gilmore Way Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	XENE	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On November 8, 2023, Xenon Pharmaceuticals Inc. (the “Company”) announced via press release the Company’s financial results for the three and nine months ended September 30, 2023. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information in Item 2.02 of this Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure

The Company announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, the Company’s website (https://www.xenon-pharma.com/), its investor relations website (https://investor.xenon-pharma.com/), and its news site (https://investor.xenon-pharma.com/news-releases). The Company uses these channels, as well as social media, including its X account (@XenonPharma), LinkedIn account (https://www.linkedin.com/company/xenonpharma/), and Facebook page (https://www.facebook.com/xenonpharma), to communicate with investors and the public about the Company, its product candidates, and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit Number	Description
99.1	Press Release issued by Xenon Pharmaceuticals Inc. dated November 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date: November 8, 2023	By:	/s/ Sherry Aulin
Sherry Aulin
Chief Financial Officer